UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 14, 2003


                            First United Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)


              Maryland                   0-14237                52-1380770
              --------                   -------                ----------
 (State or other jurisdiction of   (Commission file number)  (IRS Employer
  incorporation or organization)                             Identification No.)


                 19 South Second Street, Oakland, Maryland 21550
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (301) 334-9471
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Event


On February 13, 2003, First United Corporation (the "Company") announced that the Company and its bank subsidiary, First United Bank & Trust, a Maryland trust company, have entered into a Purchase and Assumption Agreement with Huntington Bancshares Incorporated and its bank subsidiary, The Huntington National Bank, a national banking association, to purchase four Huntington National Bank offices and a commercial banking center, all located in Berkeley County, West Virginia. The Purchase and Assumption Agreement calls for the assumption of certain deposit liabilities and the purchase of certain outstanding loans, as well as the purchase of certain real estate interests associated with the banking offices. The acquisition is subject to, among other things, the receipt of various bank regulatory approvals. The Purchase and Assumption Agreement dated February 13, 2003 is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

The foregoing descriptions of the Purchase and Assumption Agreement, and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to the Purchase and Assumption Agreement, attached as an exhibit hereto. A press release issued by the Company on February 14, 2003 announcing the execution of the Purchase and Assumption Agreement is also attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

(c)  Exhibit 2.1     Purchase and Assumption Agreement dated February 13, 2003

     Exhibit 99.1    Press Release dated February 13, 2003.

The following list  identifies  the contents of all omitted  exhibits in Exhibit
2.1:

Exhibit No.                Description
----------                 ------------

2.1(a)                     List of Operating Contracts
2.1(b)                     List of Excluded Assets
2.4(b)                     List of Excluded Loans
2.4(j)                     Form of Power of Attorney
3.2(b)(1)                  Form of Warranty Deed
3.2(b)(2)                  Form of Bill of Sale
3.2(b)(3)                  Form of Assignment and Assumption Agreement
3.2(b)(4)                  Form of Assignment and Assumption of Lease
3.2(b)(15)                 Form of Closing Statement

The Company agrees to furnish supplementally a copy of any omitted exhibit to the Commission upon request.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           FIRST UNITED CORPORATION


Dated:  February 14, 2003                  By: /s/ Robert W. Kurtz
                                               ---------------------------------
                                               Robert W. Kurtz
                                               President and CFO

                                  EXHIBIT INDEX

Exhibit
Number           Description
-------          -----------

Exhibit 2.1     Purchase and Assumption Agreement dated February 13, 2003

Exhibit 99.1    Press Release dated February 13, 2003.